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                                                                   EXHIBIT 10.23



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                    INTERCREDITOR AND SUBORDINATION AGREEMENT

                          Dated as of October 26, 1998

                                      Among

                       THE TRADE CREDITORS NAMED HEREIN,

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                  as COLLATERAL AGENT FOR THE TRADE CREDITORS

                                       And

                    CONGRESS FINANCIAL CORPORATION (WESTERN)


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        INTERCREDITOR AND SUBORDINATION AGREEMENT ("Agreement") dated as of
October 26, 1998, by and among BMG MUSIC aka BMG DISTRIBUTION ("BMG"), EMI MUSIC DISTRIBUTION, a Division of Capitol Records, Inc., ("EMI") POLYGRAM GROUP DISTRIBUTION, INC. ("Polygram"), RELATIVITY ENTERTAINMENT DISTRIBUTORS, INC. ("RED"), SONY MUSIC ENTERTAINMENT, INC. ("Sony"), UNIVERSAL MUSIC AND VIDEO DISTRIBUTION, INC. ("Universal"), and WARNER/ELEKTRA/ATLANTIC CORP. ("WEA") (BMG, EMI, Polygram, RED, Sony, Universal, WEA and such other trade creditors that execute an Agreement Regarding Additional Trade Creditor pursuant to
Section 3.13 are hereafter referred to collectively as the "Trade Creditors"), UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Trade Creditors and CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Congress").

               A. Wherehouse Entertainment, Inc. ("Wherehouse") has acquired all the outstanding capital stock of Wherehouse Holding I Co., Inc. (formerly known as Blockbuster Music Holding Corporation) and Wherehouse Holding II Co., Inc. (formerly known as Blockbuster SC Holding Corporation) (collectively the "Subsidiary Holding Companies"); and

               B. The Subsidiary Holding Companies own all of the capital stock of Wherehouse Subsidiary I Co., Inc., Wherehouse Subsidiary II Co., Inc., and Wherehouse Subsidiary III Co., Inc. (each a "Borrower" and collectively "Borrowers"); and

               C. Borrowers were formerly known as Blockbuster Music Retail, Inc., Show Industries, Inc., and Blockbuster SC Music Corporation, respectively, and did business under the name Blockbuster Music; and

               D. Borrowers, the Trade Creditors and the Collateral Agent have entered into that certain Security Agreement and other agreements, documents and instruments dated as of even date herewith, as amended or modified from time to time (collectively, the "Trade Financing Agreement"), pursuant to which the Trade Creditors have agreed to extend certain trade financing to Borrowers on the terms and conditions set forth therein.

               E. Pursuant to the terms of the Trade Financing Agreement, the Borrowers have granted security interests in the Trade Collateral (as hereinafter defined) to the Collateral Agent for the benefit of the Trade Creditors.

               F. Borrowers and Wherehouse have requested that Congress enter into various agreements, including that certain Amended and Restated Loan and Security Agreement and other agreements, documents and instruments, of even date herewith, as amended or modified from time to time (collectively, the "Senior Loan Agreement"), pursuant to which Congress would extend certain loans and financial accommodations to Borrowers and to Wherehouse. Pursuant to the terms of the Senior Loan Agreement, Congress would take a security interest in the Congress Collateral (as hereinafter defined).

               G. Congress in unwilling to enter into the Senior Loan Agreement with Borrowers and Wherehouse and to extend to Borrowers and Wherehouse the loans contemplated thereunder unless the Trade Creditors and the Collateral Agent enter into this Agreement.

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               H. The Trade Creditors and the Collateral Agent are interested in the financial success of Borrowers and will benefit by the loans which Congress proposes to extend to Borrowers and Wherehouse under the Senior Loan Agreement.

               I. Accordingly, to induce Congress to enter into the Senior Loan Agreement with Borrowers and Wherehouse and to extend to Borrowers the loans contemplated thereunder, the Trade Creditors and the Collateral Agent are willing to enter into this Agreement with Congress.

        NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

        SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below.

        "Advances" means Revolving Loans as defined in the Senior Loan
Agreement.

        "Agreement" has the meaning set forth in the preamble of this Agreement.

        "Blockage Commencement Date" has the meaning set forth in Section 2.02 of this Agreement.

        "Blockage Period" has the meaning set forth in Section 2.02 of this Agreement.

        "Borrower" or "Borrowers" has the meaning set forth in the recitals of this Agreement.

        "Compliance Period" has the meaning set forth in Section 2.03 of this Agreement.

        "Congress Collateral" means the "Collateral" as defined in the Senior Loan Agreement.

        "Congress Obligations" means the "Obligations" as defined in the Senior Loan Agreement; provided, the Obligations shall not include any Advances to the extent such Advances would, at the time made, cause the Obligations to exceed by more than $4,000,000 the maximum amount Borrower may be entitled to borrow or be obligated to repay under the formulas set forth in the Senior Loan Agreement and Congress has actual knowledge that such Advances exceed such amount.

        "Defaulting Borrower" has the meaning set forth in Section 2.02 of this Agreement.

        "Default Notice" has the meaning set forth in Section 2.02 of this Agreement.

        "Enforcement Action" has the meaning set forth in Section 2.02 of this Agreement.

        "Expired Blockage Days" has the meaning set forth in Section 2.03 hereof.

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        "Majority Trade Creditors" means the holders of at least 66-2/3% in dollar amount of the Trade Obligations existing at a point in time when measured.

        "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Senior Loan Agreement" has the meaning set forth in the recitals of this Agreement.

        "Subsidiary" means any person at least a majority of the outstanding voting securities or other voting interests of which is at the time owned or controlled directly or indirectly by any of the Company, Seller, or one or more Subsidiaries.

        "Subsidiary Holding Companies" has the meaning set forth in the recitals to this Agreement.

        "Trade Collateral" means the collateral the Collateral Agent was granted a security interest in for the benefit of the Trade Creditors as set forth in Exhibit A hereto.

        "Trade Default" has the meaning set forth in Section 2.02 of this Agreement.

        "Trade Obligations" means all obligations of Borrower to the Trade Creditors pursuant to the terms of the Trade Financing Agreement.

        SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Senior Loan Agreement.

                                   ARTICLE II.

                           INTERCREDITOR ARRANGEMENTS

        SECTION 2.01. Priority of Security Interests. Each of the Trade Creditors and the Collateral Agent hereby agrees that any security interest, lien, or other right or interest in the Congress Collateral acquired by any of them at any time, present or future, shall at all times prior to the indefeasible payment and satisfaction in full of the Congress Obligations be junior, subordinate and subject to any present or future security interest, lien or other right or interest Congress now has or may hereafter acquire in the Congress Collateral. The subordination provided in this Section 2.01 shall apply irrespective of the time or order of attachment or perfection of any security interest, irrespective of the time or order of filing or recording of any financing statement or other document, and irrespective of any statute, rule, law, or court decision to the contrary.



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        SECTION 2.02. Standstill of Enforcement Remedies Upon Default Under
Trade Obligations. Except as provided below, upon the occurrence of any default with respect to any Trade Obligations or any other secured obligation owing to any Trade Creditor, none of the Trade Creditors or the Collateral Agent may institute an Enforcement Action (as hereinafter defined). Upon the occurrence and during the continuance of a payment default by a Borrower (a "Defaulting Borrower") with respect to 25% or more of the then outstanding dollar amount of the Trade Obligations owed by such Defaulting Borrower, measured on a daily basis (a "Trade Default"), the Collateral Agent may initiate an Enforcement Action on behalf of the Trade Creditors against the Defaulting Borrower or with respect to the Congress Collateral (i) provided that the Majority Trade Creditors of such Defaulting Borrower or the Collateral Agent on behalf of the Majority Trade Creditors of such Defaulting Borrower shall have first given Congress and Borrowers written notice of such default and their or its intention to exercise such Enforcement Action (a "Default Notice"), and (ii) only after the expiration of a period (a "Blockage Period"), commencing upon the date of the receipt by Congress of said Default Notice (the "Blockage Commencement Date") and ending on that date which is one hundred fifty (150) days after the Blockage Commencement Date, minus the cumulative number (up to a maximum of sixty (60)) Expired Blockage Days (as hereinafter defined) for such Defaulting Borrower, if any, incurred as of the Blockage Commencement Date within the relevant Compliance Period (as hereinafter defined) for such Defaulting Borrower. For purposes of this Agreement, an "Enforcement Action" means any action to: (i) exercise any right, remedy or power with respect to, or otherwise take any action to enforce, any lien on or security interest in, or realize upon any Trade Collateral or Congress Collateral; (ii) seek to have a trustee, receiver, liquidator or similar official appointed for or over any Trade Collateral or Congress Collateral; or (iii) pursue any judicial action or otherwise enforce any rights or remedies in or to any Trade Collateral or Congress Collateral. Upon the expiration of the Blockage Period, the Majority Trade Creditors of the Defaulting Borrower (or the Collateral Agent on behalf and upon the direction of the Majority Trade Creditors) may institute an action against the Defaulting Borrower to enforce the Trade Obligations of the Defaulting Borrower; provided, however, that in no event shall the Trade Creditors or the Collateral Agent take any action described in clauses (i) through (iii) of the immediately preceding sentence if Congress has commenced or given notice of the intention to commence an action with respect to the Congress Collateral or the exercise of any right or remedy under this Agreement, the Senior Loan Agreement or applicable law and the Trade Creditors or the Collateral Agent have notice of such action, unless such Trade Creditors or the Collateral Agent have obtained Congress' prior written consent.

        SECTION 2.03. (a) Calculation of Blockage Period. In the event a Trade Default giving rise to a Default Notice is cured or waived (including, for example, if a Defaulting Borrower has made payments to Trade Creditors such that the amounts then due by the Defaulting Borrower and remaining unpaid do not equal at least 25% of the dollar amount of the Trade Obligations owed by such Borrower then outstanding) after the Blockage Commencement Date with respect to such Trade Default, but prior to the expiration of the applicable Blockage Period with respect to such Trade Default, then the Defaulting Borrower shall promptly notify Congress in writing of such cure or waiver, and upon Congress' receipt of said notice, the Blockage Period with respect to said Trade Default shall cease to run (and consequently, the conditions to the initiation of an Enforcement Action by the Collateral Agent which are set forth in the second sentence of Section 2.02 shall not be deemed to have been satisfied). The number of days having elapsed between the Blockage Commencement Date and


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the date of Congress' receipt of notice of said cure or waiver (referred to as the "Expired Blockage Days"), up to a maximum of sixty (60) Expired Blockage Days, shall be subtracted from the one hundred fifty (150) day period in calculating such Defaulting Borrower's Blockage Period with respect to any subsequent Trade Default by such Defaulting Borrower, if any, during the relevant Compliance Period for such Defaulting Borrower, as set forth in clause
(ii) of the second sentence of Section 2.02. By way of example, if on January 1 of a given Compliance Period of a Borrower, Congress receives a Default Notice in accordance with Section 2.02, and on February 1 of that same Compliance Period, Congress receives a notice from the Defaulting Borrower that the Trade Default giving rise to such Default Notice has been cured or waived, the Blockage Period with respect to such Trade Default shall cease to run as of February 1 and thirty-one (31) Expired Blockage Days shall have elapsed. If on March 1 of that same Compliance Period, Congress receives a second Default Notice (with respect to a subsequent Trade Default by the same Defaulting Borrower) in accordance with Section 2.02, the Blockage Period in respect of said subsequent Trade Default shall commence on the date of the receipt by Congress of said second Default Notice (the second Blockage Commencement Date) and shall expire one hundred and nineteen (119) days thereafter (representing a period of one hundred fifty (150) days minus the thirty-one (31) Expired Blockage Days incurred as of the second Blockage Commencement Date). The method of calculating the applicable Blockage Period with respect to any one Borrower shall be repeated in like manner, cumulating and then subtracting such Borrower's Expired Blockage Days for such subsequent Trade Default occurring during a given Compliance Period for such Borrower, subject, however, to the provisions of paragraph (b) of this Section 2.03.

        (b) Expired Blockage Days for any one Borrower shall be cumulated and subtracted from the initial one hundred fifty (150) day maximum blockage period in calculating the Blockage Period with respect to any specific Trade Default by such Borrower in accordance with Section 2.03(a) only within the applicable Compliance Period, and upon the expiration date of such Compliance Period, Expired Blockage Days accumulated prior to such expiration date shall no longer be subtracted in calculating any Blockage Period commencing after such expiration date. For purposes of this Agreement, "Compliance Period" means initially with respect to any Borrower, the period commencing on the date of receipt by Congress of the first Default Notice with respect to a Trade Default by such Borrower in accordance with Section 2.02, and expiring (i) on that date which is 364 days later, provided that no Trade Default by such Borrower is continuing as of such later date, or (ii) in the event a Trade Default is continuing as of such date, on such later date on which said Trade Default is cured or waived. After the expiration of an initial Compliance Period for any Borrower, the next (and each subsequent) Compliance Period for such Borrower shall commence on the date of the receipt by Congress of a subsequent Default Notice with respect to a Trade Default by such Borrower and shall continue until the later to occur of (i) that date which is 364 days after the commencement of such Compliance Period provided that no Trade Default is continuing on such date, or (ii) the date on which such continuing Trade Default is either cured or waived.

        SECTION 2.04. Election of Remedies by Trade Creditors. To the extent that any Trade Creditor elects to pursue its default remedies it may otherwise have against the Trade Collateral or the Congress Collateral, in violation of the terms of this Agreement and the result is a material impairment of Congress' ability to exercise its rights with respect to the Congress Collateral, then regardless of the outcome of such action with respect to the Congress Collateral, such action


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shall constitute an irrevocable relinquishment by such Trade Creditor of any and all lien rights it may have against the Trade Collateral and such Trade Creditor's actions thereafter shall be limited to those of a general unsecured creditor.

        SECTION 2.05. Remittance of Proceeds to Congress. If any Trade Creditor, the Collateral Agent, any agent of any Trade Creditor or the Collateral Agent, or any Person engaged by any Trade Creditor or the Collateral Agent to sell or otherwise dispose of the Trade Collateral or the Congress Collateral, receives any proceeds from the sale or disposition of Congress Collateral (regardless of whether or not such sale is made in accordance with the terms of this Agreement) as a result of or arising in any way from any Enforcement Action by any Person, such Trade Creditor or Trade Creditors or Collateral Agent, as the case may be, shall be deemed to hold any such payment or distribution in trust for Congress' benefit. In such case, such Trade Creditor or Collateral Agent shall immediately remit such payment or distribution to Congress in satisfaction of the Congress Obligations.

        SECTION 2.06. Remedies of Congress. If any Trade Creditor or the Collateral Agent attempts to violate this Agreement (i) Congress (in Congress' or any Borrower's name) or any Borrower may seek injunctive or other equitable relief to prevent or stop such Trade Creditor's or the Collateral Agent's actions, it being agreed that legal remedies may be inadequate and/or (ii) any Borrower may interpose as a defense or plea the making of this Agreement, and Congress may intervene and interpose such defense or plea in its own or any Borrower's name. The remedies provided in this Section 2.06 are not exclusive; Congress shall be entitled to all other remedies available at law or in equity.

        SECTION 2.07. Sale of Licensed Inventory by Congress; Waiver of Rights by Trade Creditors. The parties acknowledge that the Congress Collateral may consist of, in part, of licensed inventory sold to a Borrower by the Trade Creditors. The Trade Creditors hereby irrevocably grant Congress the right to sell or otherwise dispose of such licensed inventory pursuant to the terms of the Senior Loan Agreement.

        SECTION 2.08. Acknowledgement. Each of the parties hereto hereby acknowledges and agrees that, except as otherwise provided in this Agreement, any other party hereto may, without notice or demand and without affecting or impairing the obligations of such party under this Agreement, from time to time
(i) waive any default under this Agreement, the Senior Loan Agreement or the Trade Financing Agreement, and (ii) exercise or refrain from exercising any rights against any Borrower or other Person under this Agreement, the Senior Loan Agreement, or the Trade Financing Agreement.

        SECTION 2.09. Obligations Hereunder Not Affected. All rights, obligations, agreements and interests of the parties hereto under this Agreement shall remain in full force and effect irrespective of:

        (a) any lack of validity or enforceability of the Senior Loan Agreement or the Trade Financing Agreement;







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        (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Congress Obligations or any other amendment or waiver of, or consent to departure from, the Senior Loan Agreement;

        (c) any exchange, release or non-perfection of any security interest in any Congress Collateral or Trade Collateral, or any release or amendment or waiver of, or consent or departure from, any guaranty of all or any of the Congress Obligations or the Trade Obligations;

        (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or other Person in respect of the Congress Obligations or the Trade Obligations; or

        (e) any filing of a voluntary or involuntary bankruptcy petition in respect of Borrower.

        If a voluntary or involuntary bankruptcy petition shall be filed respecting Borrower none of the Trade Creditors shall take any action themselves or shall direct the Collateral Agent to take any action on their behalf in the bankruptcy proceeding which might adversely affect Congress' rights and interests respecting the Congress Obligations without the prior written consent of Congress.

        SECTION 2.10. Amendment of Trade Financing Agreement. The Trade Financing Agreement may not be amended without the prior written consent of Congress, if, in Congress' reasonable determination, such amendment may impair the discretion or ability of Congress to take any action or refrain from taking any action permitted or contemplated by this Agreement or the Senior Loan Agreement with respect to the Congress Collateral.

        SECTION 2.11. No Action to Violate Senior Loan Agreement. None of the Trade Creditors shall take any action or shall direct the Collateral Agent to take any action on their behalf which might cause any Borrower to violate the Senior Loan Agreement or any other agreement between a Borrower and Congress without the prior written consent of Congress. Nothing contained in this Section
2.11 shall prevent the Trade Creditors or the Collateral Agent from taking any action otherwise permitted under this Agreement.

        SECTION 2.12. Extensions, Compromises, etc. Without having to obtain the consent of any Trade Creditor or the Collateral Agent, Congress may grant to any Borrower extensions of the time of payment or performance, and may enter into compromises (including releases of Congress Collateral and settlements) with any Borrower with respect to the Congress Obligations.

        SECTION 2.13. Waiver. Each of the Trade Creditors and the Collateral Agent waives any fight it may now or hereafter have to require Congress to marshall assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order.

        SECTION 2.14. No Constraint on Congress. Nothing contained in this Agreement shall preclude Congress from discontinuing its extension of credit to any Borrower (whether under the Senior Loan Agreement or otherwise) or from taking (without notice to the Trade Creditors, Collateral Agent, any Borrower, or any other Person) any other action in respect of the Congress

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Obligations or the Congress Collateral which Congress is otherwise entitled to take with respect to the Congress Obligations or the Congress Collateral. Among the actions which Congress may take in accordance with this Section 2.14 are:
(a) renewing, extending, and increasing the amount of the Congress Obligations;
(b) otherwise changing the terms of the Congress Obligations; (c) settling, releasing, compromising, and collecting on the Congress Obligations; (d) making (and refraining from making) other secured and unsecured loans and advances to any Borrower; (e) amending any present or future agreement between Congress and any Borrower; and (f) all other actions which Congress deems advisable.

        SECTION 2.15. No Constraint on Trade Creditors and Collateral Agent. Nothing contained in this Agreement shall preclude any Trade Creditor from discontinuing its extension of trade financing to any Borrower (whether under the Trade Financing Agreement or otherwise) or from taking (without notice to Congress or any Borrower or other Person) any other action in respect of the Trade Obligations which such Trade Creditor is otherwise entitled to take as an unsecured creditor or, from taking any action which such Trade Creditor or the Collateral Agent, subject to this Agreement, may take with respect to the Trade Collateral. Among the actions which any Trade Creditor may take in accordance with this Section 2.15 are: (a) renewing, extending, and increasing and decreasing the amount of the Trade Obligations, (b) otherwise changing the terms of the Trade Obligations; (c) settling, raising, compromising and collecting on the Trade Obligations, subject to this Agreement; (d) making (and refraining from making) other secured and unsecured credit extensions to any Borrower; (e) amending any present or future agreement between any Trade Creditor and any Borrower; and (f) all other actions which any Trade Creditor deems advisable, subject to this Agreement.

                                  ARTICLE III.

                                  MISCELLANEOUS

        SECTION 3.01. Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be delivered by hand or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, facsimile, telecopy, telegram (with messenger delivery specified), or other method of electronic communication as follows:

               (i) if to Congress, to it at: Congress Financial Corporation (Western), 225 South Lake Avenue, Suite 1000, Pasadena, California 91101, Attention of Vicky Balmot (Telecopy No. (818) 304-4949; Confirmation Tel. No.
(818) 304-4900);

with a copy to: Kelley Drye & Warren LLP, 777 South Figueroa Street, Suite 2700, Los Angeles, California 90071, Attention of Marshall C. Stoddard, Jr., Esq. (Telecopy No. (213) 688-8150; Confirmation Tel. No. (213) 689-1300);

               (ii) if to any of the Trade Creditors or the Collateral Agent, as follows: United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention of Louis Young, Corporate Trust Department (Telecopy No. (212) 852-1626; Confirmation Tel. No. (212) 852-1671);


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with a copy, in the case of any notice pursuant to this clause (ii), to:

Larry I. Glick, P.C., 1305 Franklin Avenue, Garden City, New York 11530, Attention of Larry I. Glick, Esq. (Telecopy No. (516) 739-0896; Confirmation Telephone No. (516) 739-1111); and

Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103-6993, Attention of Michael Pedrick, Esq., (Telecopy No. (215) 963-5299; Confirmation Telephone No. (215) 963-5000)); and

               (iii) if to Borrowers at: Wherehouse Entertainment, Inc., 19701 Hamilton Avenue, Torrance, California 90502-1334, Attention: Chief Financial Officer (Telecopy No. (310) 538-8757; Confirmation Tel. No. (310) 538-2314 ext.
2350);

with a copy, in the case of any notice pursuant to this clause (iii), to:

Ben H. Logan, O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071-2899 (Telecopy No. (213) 430-6407; Confirmation Tel. No. (213) 430-7704).

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, telecopy or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 3.01 or in accordance with the latest unrevoked direction from such party.

        SECTION 3.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the parties in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, and shall continue in full force and effect as long as any Congress Obligation is outstanding and unpaid.

        SECTION 3.03. Authority of Collateral Agent; Binding Effect: Successors and Assigns. Each Trade Creditor hereby represents and warrants to Congress that
(i) such Trade Creditor has duly authorized the execution and delivery of this Agreement; (ii) the Collateral Agent is duly authorized to act for such Trade Creditor as provided herein, (iii) the execution, delivery and performance of this Agreement and the transactions contemplated hereunder are all within the corporate powers of such Trade Creditor, and are not in contravention of law or the terms of the certificate of incorporation, by-laws or other organizational documentation of such Trade Creditor, or any indenture, agreement or undertaking to which such Trade Creditor is a party or by which such Trade Creditor or any of its property is bound and (iv) this Agreement constitutes the legal, valid and binding obligation of such Trade Creditor, enforceable in accordance with its terms. The Collateral Agent hereby represents and warrants to Congress that
(i) the Collateral Agent has duly authorized the execution and delivery of this Agreement, and (ii) the execution, delivery and performance of this Agreement and the transactions contemplated hereunder are all within the corporate powers of the Collateral Agent, and are not in contravention of law or the terms of the certificate of incorporation, by-laws or other organizational documentation of Collateral Agent, or any indenture, agreement or undertaking to which Collateral Agent is a party

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or by which Collateral Agent or any of its property is bound. This Agreement shall become effective when it shall have been executed by each of the parties hereto, and thereafter shall be binding upon and inure to the benefit of such parties and their respective successors and permitted assigns, except that none of the parties hereto shall have the right to assign or delegate its rights or duties hereunder, without the prior written consent of all the other parties; provided, however, that each of the Trade Creditors shall be permitted to consolidate with, or merge with or into, any person if (i) such consolidation or merger is bona fide, in good faith and not agreed to or consummated to avoid the prohibition on assignments contained in this Section 3.03 and (ii) in the case of a consolidation or a merger where such Trade Creditor is not the surviving corporation, the consolidated corporation or the surviving corporation, as the case may be, shall expressly assume in writing all of such Trade Creditors rights and duties under this Agreement, in form and substance satisfactory to the Company. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party.

        SECTION 3.04. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS AND PRINCIPLES OF SUCH STATE.

        SECTION 3.05. Waivers; Amendments (a) No failure or delay of any of the parties hereto in exercising, any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuation of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances. No failure to exercise nor any delay in exercising on the part of any party hereto, any right, power or privilege under this Agreement, shall operate as a waiver thereof; further, no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each of the parties hereto. Each of the parties hereto shall be bound by any waiver, amendment or modification authorized by this Section 3.05.

        SECTION 3.06. Entire Agreement. This Agreement constitutes the entire contract among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement.

        SECTION 3.07. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.07.

        SECTION 3.08. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. To the extent permissible, the parties waive any law that renders this Agreement prohibited or unenforceable.

        SECTION 3.09. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

        SECTION 3.10. Headings. Article and Section headings and the Table of Contents used in this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

        SECTION 3.11. Jurisdiction: Consent to Service of Process. (a) Each of the parties hereto irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Central District of California in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Federal court (except that Congress shall have the right to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction which Congress deems necessary or appropriate in order to realize on the Congress Collateral). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding pursuant to this Agreement. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c) Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 3.01. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.

        SECTION 3.12. Termination of Agreement. This Agreement shall terminate upon the indefeasible payment in full of the Congress Obligations.

        SECTION 3.13. Additional Trade Creditors. Borrowers may add additional entities as Trade Creditors under this Agreement in its discretion so long as any such additional Trade Creditor has agreed to provide Borrowers with credit of $1,000,000.00 or more in the aggregate for Borrowers on terms acceptable to Borrowers. Such additional Trade Creditor shall be added as a Trade Creditor under this Agreement effective upon the delivery by Borrowers to the Collateral Agent and Congress of an Agreement Regarding Additional Trade Creditor in the form attached hereto as Exhibit B, executed by each Borrower and such additional Trade Creditor. Upon delivery of such Agreement Regarding Additional Trade Creditor, the entity designated therein as an Additional Trade Creditor shall be deemed a Trade Creditor for all purposes under this Agreement, entitled to all benefits and subject to all obligations set forth in this Agreement. Notwithstanding anything herein. to the contrary, this Section 3.13 may not be amended without the prior written consent of each Borrower.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.


                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK, AS COLLATERAL AGENT

                                    By: /s/ LOU YOUNG
                                        ----------------------------------------
                                    Its: Vice President
                                        ----------------------------------------


                                    TRADE CREDITORS:


                                    BMG MUSIC AKA BMG DISTRIBUTION

                                    By: /s/ ROBERT A. NOYES
                                        ----------------------------------------
                                    Its: Vice President, Credit
                                        ----------------------------------------

                                    EMI MUSIC DISTRIBUTION, A DIVISION OF
                                    CAPITOL RECORDS, INC.

                                    By: /s/ R.A. COTTRELL
                                        ----------------------------------------
                                    Its: President
                                        ----------------------------------------


                                    POLYGRAM GROUP DISTRIBUTION, INC.

                                    By: /s/ ROBERT M. BAKER, Jr.
                                        ----------------------------------------
                                    Its: Vice President, Credit
                                        ----------------------------------------

                ACKNOWLEDGMENT OF BORROWER AND SUBSIDIARY HOLDING
                                    COMPANIES

        Each of the undersigned Borrowers and the Subsidiary Holding Companies hereby approves of, and agrees and consents to, the foregoing Intercreditor and Subordination Agreement, dated as of October 26, 1998 as the same may be amended, modified or supplemented from time to time (the "Intercreditor Agreement") among United States Trust Company of New York, a New York banking corporation, as collateral agent for the Trade Creditors named therein (the "Collateral Agent"), the Trade Creditors, and Congress Financial Corporation (Western). Unless otherwise defined in this Acknowledgment, terms defined in the Intercreditor Agreement have the same meanings when used in this Acknowledgment.

        Each of the Borrowers and the Subsidiary Holding Companies agrees to be bound by the Intercreditor Agreement and any amendments, modifications or supplements. Each of the Borrowers and the Subsidiary Holding Companies further agrees that the Intercreditor Agreement may be amended by Congress, the Collateral Agent and/or the Trade Creditors without notice to, or the consent of, the Borrowers, or the Subsidiary Holding Companies except as provided in
Section 3.13 of the Intercreditor Agreement.

                                     BORROWERS

                                     WHEREHOUSE SUBSIDIARY I CO., INC.,
                                     a Delaware corporation


                                     By: /s/ R. S. KELLEHER
                                         ---------------------------------------
                                                  ROBERT S. KELLEHER
                                                Senior Vice President-
                                                Chief Financial Officer

                                     WHEREHOUSE SUBSIDIARY II CO., INC.,
                                     a California corporation


                                     By: /s/ R. S. KELLEHER
                                         ---------------------------------------
                                                  ROBERT S. KELLEHER
                                                Senior Vice President-
                                                Chief Financial Officer

                                     WHEREHOUSE SUBSIDIARY III CO., INC.,
                                     a Delaware corporation

                                     By: /s/ R. S. KELLEHER
                                        ----------------------------------------
                                                ROBERT S. KELLEHER
                                              Senior Vice President-
                                              Chief Financial Officer

[Intercreditor and Subordination Agreement]

                                      WHEREHOUSE HOLDING I CO., INC.,
                                      a Delaware corporation

                                      By: /s/ R. S. KELLEHER
                                          --------------------------------------

                                      WHEREHOUSE HOLDING II CO., INC.,
                                      a Delaware corporation


                                      By: /s/ R. S. KELLEHER
                                          --------------------------------------
                                                  ROBERT S. KELLEHER
                                                Senior Vice President-
                                                Chief Financial Office

[Intercreditor and Subordination Agreement]

                                    EXHIBIT A

                         Description of Trade Collateral

      All of Borrowers' now owned or hereafter existing Inventory (as defined below) and all products and proceeds of Inventory, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the Inventory.

      For purposes of this description: (i) "Inventory" shall mean tangible personal property held for sale and raw materials, work in process and materials used, produced or consumed in business, and shall include tangible personal property sold on a sale or return basis, tangible personal property returned by the purchaser following a sale thereof and tangible personal property represented by Documents of Title, but shall not include Rental Inventory; and
(ii) "Documents of Title" shall mean a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers, and (iii) "Rental Inventory" shall mean all finished merchandise of Borrowers held for rental to retail customers, provided that such merchandise has not previously been reported to the Collateral Agent as comprising part of Borrowers' Inventory.

                                    EXHIBIT B

                  Agreement Regarding Additional Trade Creditor

This Agreement Regarding Additional Trade Creditor ("Agreement") is dated as of _________________,_____ by and between _____________________ ("Additional Trade
Creditor") and [insert one or more of Borrowers as appropriate] ("Borrower"), as successor to WEI Acquisition Co.

               A. Certain of Borrower's trade creditors have entered into that certain Intercreditor and Subordination Agreement (the "Intercreditor Agreement") dated as of October 26, 1998, by and among United Trust Company of New York, as Collateral Agent for the trade creditors named therein ("Collateral Agent") and Congress Financial Corporation (Western), a California corporation ("Congress").

               B. Pursuant to that certain Security Agreement dated as of October 26, 1998, by and between Borrower and Collateral Agent (the "Trade Security Agreement"), Borrower granted to Collateral Agent, for the benefit of Trade Creditors (as defined therein), a lien in its sale inventory and proceeds thereof. Section _____ of the Trade Security Agreement provides that Borrower may designate additional entities as Trade Creditors entitled to the benefits of such lien granted pursuant to the Trade Security Agreement.

               C. The Trade Creditors who are parties to the Intercreditor Agreement and the Trade Security Agreement have entered into that certain [Collateral Agent Agreement] dated as of _____________, 1998 pursuant to which Collateral Agent has been appointed by such Trade Creditors. Section _______ of the Collateral Agent Agreement provides that Borrower may designate additional entities as Trade Creditors for purposes of the Collateral Agent Agreement.

               D. Borrower and Additional Trade Creditor desire to add Additional Trade Creditor as a Trade Creditor for purposes of the Intercreditor Agreement, the Trade Security Agreement and the Collateral Agent Agreement.

               NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

               Section 1. Additional Trade Creditor acknowledges that it has committed to extend an open line of credit to Borrower equal to $1,000,000.00 or more and Borrower acknowledges that the terms and conditions of this line of credit are acceptable to it; provided, however, that nothing herein shall obligate Additional Trade Creditor to maintain this open line of credit for any period of time and the parties acknowledge that the Additional Trade Creditor is free to adjust the terms and conditions (or eliminate) this line of credit at any time.

               Section 2. Additional Trade Creditor acknowledges that it has received copies of and agrees to be bound by the terms of the Intercreditor Agreement, the Trade Security Agreement and the Collateral Agent Agreement and appoints Collateral Agent pursuant to the terms of the Collateral Agent Agreement.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers hereunder to duly authorize, as of the date first above written.

                                       [BORROWER]

                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------


                                       [ADDITIONAL TRADE CREDITOR)

                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------





                                        3